UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                  Filed Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 30, 2002


                        MERISTAR HOSPITALITY CORPORATION
             (Exact name of registrant as specified in its charter)


         MARYLAND                       1-11903                  72-2648842
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)


                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 295-1000

ITEM 5.  OTHER EVENTS

         On October 30, 2002, the registrant issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The press release of the registrant is attached as Exhibit 99.1 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2002

                                   MERISTAR HOSPITALITY CORPORATION



                                   By: /s/ Christopher L. Bennett
                                       --------------------------------
                                       Christopher L. Bennett
                                       Senior Vice President and General Counsel

                                  EXHIBIT INDEX



Exhibit          Description
-------          -----------

99.1             Press Release, dated as of October 30, 2002.